                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2005
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                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-19684                 57-0925911
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina               29577
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(Address of principal executive offices)                    (Zip Code)

                                 (843) 205-2000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.
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      On February 16, 2005, Coastal Financial Corporation (the "Company") announced that Michael C. Gerald, President and Chief Executive Officer, intends to sell in periodic open market transaction and gift in other transactions up to 35,000 shares of Company common stock, representing approximately 23% of his stock holdings, during calendar year 2005. The purpose of the intended transactions is personal tax planning, philanthropy, gifting and estate planning. A copy of the Company's press release dated February 16, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number      Description
            ------      -----------

            99.1        Press Release Dated February 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COASTAL FINANCIAL CORPORATION



Date: February 18, 2005             By: /s/ Michael C. Gerald
                                        ------------------------------------
                                        Michael C. Gerald
                                        President and Chief Executive Officer